UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2020

ENDOLOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Musick, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 595-7200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ELGX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On June 9, 2020, Endologix, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”), at which a total of 15,777,285 shares of the Company’s common stock, or approximately 83% of the shares entitled to vote, were represented in person or by valid proxies. A description of each matter voted upon at the Annual Meeting is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2020. Set forth below are final voting results for the proposals that were subject to a vote of the Company’s stockholders at the Annual Meeting.

1.	For the proposal to elect two nominees for director to serve a three-year term expiring at the Company’s 2023 Annual Meeting of Stockholders, the voting results were as follows:

Name of Directors Elected	For	Withheld	Broker Non-Votes
Daniel Lemaitre	5,802,844	2,401,406	7,573,035
Jane Kiernan	7,469,962	734,288	7,573,035

The following individuals are continuing directors with terms expiring at the Company’s 2021 Annual Meeting of Stockholders: Thomas C. Wilder, III and John Onopchenko.

The following individuals are continuing directors with terms expiring at the Company’s 2022 Annual Meeting of Stockholders: Gregory D. Waller and Thomas F. Zenty, III.

2.	For the proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
2,569,734	5,566,853	67,663	7,573,035

3.	For the proposal to ratify KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, the voting results were as follows:

For	Against	Abstain
15,482,670	142,672	151,943

4.
For the proposal to approve the amendment to the Endologix, Inc. Amended and Restated 2015 Stock Incentive Plan, as amended, to increase the numbers of shares of the Company’s common stock reserved for issuance under the plan by 1,000,000 shares, or from 4,130,000 shares to 5,130,000 shares, the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
5,703,248	2,425,789	75,213	7,573,035

No other matters were presented for stockholder approval at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

Date: June 11, 2020	/s/ Vaseem Mahboob
Vaseem Mahboob
Chief Financial Officer